Exhibit 99
Recast Non-GAAP Tables
The following table reconciles net income to adjusted net income for the periods presented (in millions, except per share data):

	Three Months Ended				Year Ended December 31, 2023	Three Months Ended
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023		March 31, 2024	June 30, 2024	September 30, 2024
Net income	$61	$61	$73	$74	$269	$39	$113	$102
Less: Net income (loss) attributable to noncontrolling interests	—	—	1	1	2	(2)	1	1
Net income attributable to common shareholders	61	61	72	73	267	41	112	101
Debt extinguishment and refinancing-related costs (a)	2	1	4	3	10	3	—	—
Termination benefits and other employee-related costs (b)	—	2	12	4	18	55	1	11
Acquisition and divestiture-related costs (c)	1	(1)	1	2	3	2	2	4
Impairment charges (d)	7	8	—	—	15	—	—	—
Accelerated depreciation and site closure costs (e)	1	1	2	3	7	1	1	2
Environmental costs (f)	—	—	—	—	—	4	—	—
Other adjustments (g)	(3)	1	—	—	(2)	—	(1)	(1)
Amortization of acquired intangibles (h)	25	21	20	22	88	22	23	24
Total adjustments	33	33	39	34	139	87	26	40
Income tax provision impacts (i)	9	11	6	6	32	15	3	2
Adjusted net income	$85	$83	$105	$101	$374	$113	$135	$139
Adjusted diluted net income per share	$0.38	$0.37	$0.47	$0.46	$1.68	$0.51	$0.61	$0.63
Diluted weighted average shares outstanding	222.1	222.5	221.9	220.9	221.9	221.3	220.9	219.9

(a)	Represents expenses and associated changes to estimates related to the prepayment, restructuring, and refinancing of our indebtedness, which are not considered indicative of our ongoing operating performance.

(b)	Represents expenses and associated changes to estimates related to employee termination benefits, consulting, legal and other employee-related costs associated with restructuring programs and other employee-related costs. These amounts are not considered indicative of our ongoing operating performance.

(c)	Represents acquisition and divestiture-related expenses and integration activities associated with our business combinations, all of which are not considered indicative of our ongoing operating performance.

(d)	Represents impairment charges and benefits, which are not considered indicative of our ongoing performance. The losses recorded during the three months ended March 31, 2023 were due to the then anticipated exit of a non-core business category in the Mobility Coatings segment and the losses recorded during the three months ended June 30, 2023 were primarily due to the decision to demolish assets at a previously closed manufacturing site.

(e)	Represents incremental depreciation expense resulting from truncated useful lives of the assets impacted by our manufacturing footprint assessments and costs related to the closure of certain manufacturing sites, which we do not consider indicative of our ongoing operating performance.

(f)	Represents costs related to certain environmental remediation activities, which are not considered indicative of our ongoing operating performance.

(g)	Represents costs for certain non-operational or non-cash (gains) losses, unrelated to our core business and which we do not consider indicative of our ongoing operating performance.

(h)	Represents non-cash amortization expense for intangible assets acquired through business combinations or asset acquisitions.

(i)	The income tax impacts are determined using the applicable rates in the taxing jurisdictions in which expense or income occurred and includes both current and deferred income tax expense (benefit) based on the nature of the non-GAAP performance measure. Additionally, the income tax impact includes the removal of discrete income tax impacts within our effective tax rate. The tax adjustments include the deferred tax benefit ratably amortized into our adjusted income tax rate as the tax attribute related to a January 1, 2020 intra-entity transfer of certain intellectual property rights is realized.

The following table reconciles income from operations to adjusted EBIT and segment adjusted EBIT for the periods presented (in millions):

	Three Months Ended
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Income from operations	$125	$138	$163	$161	$121	$205	$193
Other expense (income), net	1	9	5	4	8	(1)	(3)
Total	124	129	158	157	113	206	196
Debt extinguishment and refinancing-related costs (a)	2	1	4	3	3	—	—
Termination benefits and other employee-related costs (b)	—	2	12	4	55	1	11
Acquisition and divestiture-related costs (c)	1	—	1	2	2	2	4
Impairment charges (d)	7	8	—	—	—	—	—
Accelerated depreciation and site closure costs (e)	1	1	2	3	1	1	2
Environmental costs (f)	—	—	—	—	4	—	—
Other adjustments (g)	(2)	1	(2)	—	—	—	(1)
Amortization of acquired intangibles (h)	25	21	20	22	22	22	24
Adjusted EBIT	$158	$163	$195	$191	$200	$232	$236

Segment Adjusted EBIT:
Performance Coatings	$109	$118	$135	$129	$135	$161	$160
Mobility Coatings	24	24	40	40	43	49	52
Total	133	142	175	169	178	210	212
Amortization of acquired intangibles (h)	25	21	20	22	22	22	24
Adjusted EBIT	$158	$163	$195	$191	$200	$232	$236

(a)	Represents expenses and associated changes to estimates related to the prepayment, restructuring, and refinancing of our indebtedness, which are not considered indicative of our ongoing operating performance.

(b)	Represents expenses and associated changes to estimates related to employee termination benefits, consulting, legal and other employee-related costs associated with restructuring programs and other employee-related costs. These amounts are not considered indicative of our ongoing operating performance.

(c)	Represents acquisition and divestiture-related expenses and integration activities associated with our business combinations, all of which are not considered indicative of our ongoing operating performance.

(d)	Represents impairment charges and benefits, which are not considered indicative of our ongoing performance. The losses recorded during the three months ended March 31, 2023 were due to the then anticipated exit of a non-core business category in the Mobility Coatings segment and the losses recorded during the three months ended June 30, 2023 were primarily due to the decision to demolish assets at a previously closed manufacturing site.

(e)	Represents incremental depreciation expense resulting from truncated useful lives of the assets impacted by our manufacturing footprint assessments and costs related to the closure of certain manufacturing sites, which we do not consider indicative of our ongoing operating performance.

(f)	Represents costs related to certain environmental remediation activities, which are not considered indicative of our ongoing operating performance.

(g)	Represents costs for certain non-operational or non-cash (gains) losses, unrelated to our core business and which we do not consider indicative of our ongoing operating performance.

(h)	Represents non-cash amortization expense for intangible assets acquired through business combinations or asset acquisitions.

The following table presents the calculation of return on invested capital ($ in millions):

	Year Ended December 31, 2023	Twelve Months Ended
		June 30, 2024	September 30, 2024
Adjusted EBIT	$707	$818	$859
Tax Rate, As Adjusted (1)	23.9%	24.8%	24.3%
NOPAT (2)	$538	$615	$650

Total debt, opening balance	$3,704	$3,568	$3,543
Axalta’s shareholders’ equity, opening balance	1,454	1,644	1,604
Less: Cash and Cash Equivalents, opening balance	645	518	606
Invested capital, opening balance (3)	4,513	4,694	4,541
Total debt, closing balance	3,504	3,608	3,525
Axalta’s shareholders’ equity, closing balance	1,727	1,773	1,905
Less: Cash and Cash Equivalents, closing balance	700	840	567
Invested capital, closing balance (3)	4,531	4,541	4,863
Average invested capital	$4,522	$4,618	$4,702

Return on invested capital (4)	11.9%	13.3%	13.8%
(1) The tax rate, as adjusted is determined using our effective tax rate and adjusting for the applicable rates in the taxing jurisdictions in which expense or income occurred and includes both current and deferred income tax expense (benefit) based on the nature of the non-GAAP performance measure.
(2) NOPAT = Adjusted EBIT, after tax
(3) Invested capital = Debt + Shareholder Equity – Cash and Cash Equivalents
(4) Return on invested capital = NOPAT / Average invested capital